UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2008

CB RICHARD ELLIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of independent registered public accounting firm.

(i) On March 12, 2008, Deloitte & Touche LLP (“Deloitte”) was notified on behalf of the Audit Committee of the Board of Directors of the Company that Deloitte was dismissed as the Company’s independent registered public accounting firm.

(ii) Deloitte’s report on the Company’s financial statements for the past two years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The termination, which was effective as of March 12, 2008, was approved by the Company’s Audit Committee.

(iv) During the Company’s two most recent fiscal years ended December 31, 2007 and 2006 and through March 11, 2008, the Company did not have any disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Also during this period, there have been no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K. A letter from Deloitte to the Company filed with this current report on Form 8-K as Exhibit 16.1 satisfies the requirements of Item 304(a)(3) of Regulation S-K.

(b) Engagement of new independent registered public accounting firm.

In late 2007, the Audit Committee determined to undertake a competitive request for proposal process to determine the Company’s auditor for the year ending December 31, 2008. As a result of this process, the Audit Committee decided to engage KPMG LLP (“KPMG”) as the Company’s auditor for the year ending December 31, 2008.

As a result of the process described above, on March 12, 2008, the Audit Committee approved the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2008. The Company did not engage KPMG in any prior consultations during the Company’s fiscal years ended December 31, 2006 or December 31, 2007, or the subsequent period through the date of the filing of this current report on Form 8-K regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (b) any matter that was the subject of either a disagreement or a reportable event (as defined in Item 304(a)(1)(v), respectively, of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

(d) Exhibit

The exhibit listed below is being furnished with this Form 8-K:

Exhibit No.
16.1	Letter Regarding Change in Certifying Accountant

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 18, 2008	CB RICHARD ELLIS GROUP, INC.

	By:	/s/ KENNETH J. KAY
Kenneth J. Kay Chief Financial Officer